UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.               )

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

H&R BLOCK INC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! H&R BLOCK, INC. 2025 Annual Meeting Vote by November 4, 2025 11:59 PM ET You invested in H&R BLOCK, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on November 5, 2025. Vote Virtually at the Meeting* November 5, 2025 8:00 a.m. Central Time Virtually at: www.virtualshareholdermeeting.com/HRB2025 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V79345-P37767 Get informed before you vote View the 2025 Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to October 22, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. H&R BLOCK, INC. ONE H&R BLOCK WAY KANSAS CITY, MO 64105

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V79346-P37767 1. Election of Directors Nominees: 1a. Sean H. Cohan For 1b. Robert A. Gerard For 1c. Anuradha (Anu) Gupta For 1d. Richard A. Johnson For 1e. Jeffrey J. Jones II For 1f. Mia F. Mends For 1g. Victoria J. Reich For 1h. Matthew E. Winter For 2. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2026. For 3. Advisory approval of the Company’s named executive officer compensation. For NOTE: The appointed proxies will vote in their discretion on any other business as may properly come before the meeting or any adjournment thereof.